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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 14, 2002
Date of Report (Date of earliest event reported)

SABRE HOLDINGS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12175 (Commission File No.)	75-2662240 (IRS Employer Identification No.)

3150 Sabre Drive
Southlake, Texas 76092
(Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code: (682) 605-1000

        Not Applicable
(Former name or former address, if changed since last report.)

Item 9. Regulation FD Disclosure.

        On August 14, 2002, William J. Hannigan, the principal executive officer of Sabre Holdings Corporation, and Jeffery M. Jackson, the principal financial officer of Sabre Holdings Corporation, each submitted to the Securities and Exchange Commission ("SEC") a statement in writing, under oath, pursuant to the SEC's June 27, 2002 Order Requiring the Filing of Sworn Statements Pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934, File No. 4-460, and in the form of Exhibit A thereto.

        A copy of each of those sworn statements is attached hereto as an exhibit.

Exhibits

Exhibit	Description
99.1	Statement Under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings, dated August 14, 2002, signed by William J. Hannigan as Principal Executive Officer
99.2
Statement Under Oath of Principal Executive Officer and Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings, dated August 14, 2002, signed by Jeffery M. Jackson as Principal Financial Officer

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SABRE HOLDINGS CORPORATION
By: /s/ James F. Brashear Name: James F. Brashear Title: Corporate Secretary
Date: August 14, 2002

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SIGNATURE